UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2011
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.

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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5307 NW 35TH TERRACE
FORT LAUDERDALE, FL 33309
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 8.01	Other Events

On August 3, 2011, Imaging Diagnostic Systems, Inc. (the “Company”) received a letter from the United States Food and Drug Administration (FDA) stating that the review of its Section 510(k) pre-market notification application of its CTLM® breast imaging system has been completed and categorized as a class III device.  The Company has begun the process to submit a PMA application to the FDA.

A press release announcing the Company’s receipt of the notification from the FDA is furnished as an exhibit to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated August 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated:  August 8, 2011

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President
Chief Financial Officer